                                                                EXHIBIT 10.12

[CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF THIS
DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH
THE COMMISSION]
                                        DEVELOPMENT AND SUPPLY AGREEMENT

                                                    F1-METER


Between:

                                            LRE Relais + Elektronik GmbH
                                                     - Medial Technology -
                                            Linprunstra(beta)e 16
                                            80335 Munchen
                                            Germany

                                            (hereinafter referred to as LRE)

and

                                            BIOSITE
                                            Diagnostics Incorporated
                                            11030 Roselle Street
                                            San Diego, CA 92121 U.S.A.

                                            (hereinafter referred to as BIOSITE)

                                    ARTICLE I

                            Purpose of this Agreement

         Subject matter of this agreement is the development, subsequent serial production and supply of a portable, fluorescence remission photometer which is defined in the specifications attached to this agreement as Attachment A (hereinafter referred to as Fl-Meter).

         The development and subsequent serial production of the Fl-Meter will be done by LRE exclusively for BIOSITE in accordance with the objectives and performance requirements as set out in the specifications and in conformity with the Project Plan attached to this agreement (Attachment B).




         Specifications (Attachment A) and Project Plan (Attachment B) can be changed and/or extended only by written approval of both parties.

                                   ARTICLE II

                                   Development

         LRE shall develop for BIOSITE a Fl-Meter in accordance with the below paragraphs 2.1 to 2.4. For this development, BIOSITE shall bear all internal and external cost which arise at LRE, shall reimburse these costs to LRE pursuant to paragraphs 2.1 to 2.4.




         2.1  Feasibility Study.

         The feasibility study has been started November 1993. With the completion of the feasibility study LRE will deliver the draft specifications including the draft industrial design, the

Project Plan and a breadboard reader to evaluate fluorescence remission signals by a PC.

         [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE
COMMISSION]

         2.2  Functional Fluorescence Reader.


         [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE
COMMISSION]


         2.3  Prototype Meter.


         [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH
THE COMMISSION]


         2.4  Preproduction Meter.


         [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH
THE COMMISSION]


         2.5  Termination of Development.

         (a)      By BIOSITE.

         During the development phase BIOSITE may terminate the agreement [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         If BIOSITE terminates the agreement during the development phase under paragraph 10.3, then BIOSITE shall have the exclusive right to use and disclose all inventions, discoveries, improvements, information, data and other technology, whether patentable or not, (i) conceived solely by employees or others on behalf of LRE during the term of the feasibility study or the balance of the development program directly or indirectly with the use of funding, materials or information provided by BIOSITE, or (ii) conceived jointly by employees or others on behalf of LRE and by employees or others on behalf of BIOSITE under the feasibility study or the balance of the development program, together with all patent and other intellectual property rights thereto (collectively, the "Joint Technology").

         [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH
THE COMMISSION]

         (b)      By LRE.

         During the development phase LRE may terminate the agreement [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         If LRE terminates the agreement in the development phase, under paragraph 10.3, BIOSITE shall have no rights or license to use or disclose the Joint Technology. If LRE terminates the agreement during the development phase under paragraph 2.5(b)(ii), then BIOSITE shall have the exclusive right to use and disclose the Joint Technology.

         (c)      Costs of Development.

         In case of termination by either party during the development phase, LRE shall use Is best efforts to limit or cancel any outstanding commitments in connection with the development. Subject to paragraphs 2.1 to 2.5(b), BIOSITE shall bear all costs incurred by LRE for all development work performed through the effective termination date, and for all outstanding obligations which were incurred by LRE in good faith in advance and which cannot be canceled.

         2.6  Cooperation.

         LRE and BIOSITE will designate project leaders who shall be the main contact persons during the development phase.

         LRE shall keep BIOSITE reasonably informed throughout each stage of the development phase of the status of Ks research and development efforts, of its actual expenses incurred in relation to the budgeted expenses.

         BIOSITE shall have the right to visit LRE's facilities on reasonable request to inspect the research, development and manufacturing conducted by LRE, to make copies of all applicable records and to discuss the same with employees of LRE.

         At least once every six (6) months during the development phase, LRE and BIOSITE shall meet, alternating between Munchen and San Diego, to discuss the status of the development phase and the plans therefor. Such meeting shall include the project leaders and such others as the parties determine reasonably necessary or appropriate.

                                   ARTICLE III
                                     Tooling

         3.1  Type of Tooling

         The majority of tools will be molds for plastic housing parts.

         3.2  Prototype Meter Tooling.

         The total cost of the additional tooling necessary to efficiently produce the estimated quantity of Prototype Meters

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
is estimated to be [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         The tooling has to be ordered two-three (2-3) months prior to the build of Prototype Meters. LRE will inform BIOSITE appropriately about delivery times, conditions and actual costs. The tooling will be ordered by LRE after the receipt of a written approval from BIOSITE to order the tooling. Payment of tooling cost by BIOSITE are due

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED
         SEPARATELY WITH THE COMMISSION]

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED
         SEPARATELY WITH THE COMMISSION]

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED
         SEPARATELY WITH THE COMMISSION]

         3.3      Preproduction Meter Tooling.

         The total cost of tooling for the Preproduction Meters is estimated to be [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         The tooling has to be ordered [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the build of Preproduction Meters. LRE will inform BIOSITE appropriately about delivery times, conditions and actual costs.

         The tooling will be ordered by LRE after the receipt of a written approval from BIOSITE to order the tooling. Payment of tooling cost by BIOSITE are due

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED
         SEPARATELY WITH THE COMMISSION]

                  - [CONFIDENTIAL MATERIAL REDACTED AND FILED
         SEPARATELY WITH THE COMMISSION] production of the FI-
         Meters by LRE.

         3.4      Minimize Cost.

         Both parties will properly cooperate to minimize risk and cost of tooling.

                                   ARTICLE IV
                Development Results/Industrial Proprietary Rights

         4.1      Tooling.

         BIOSITE shall be the sole owner of all tooling including molds. Upon expiration or termination of this agreement, LRE shall transfer to BIOSITE all applicable tooling, including molds. LRE shall provide such technical assistance to BIOSITE

         4.2      Development Rights.

         (a) LRE shall be the sole owner of all inventions, discoveries, improvements, information, data and other technology, whether patentable or not,
(i) owned by LRE prior to beginning the feasibility study, (ii) licensed to LRE prior to or during the term of this agreement, or (iii) conceived solely by employees or others on behalf of LRE during the term of the feasibility study or the balance of the development program without the use directly or indirectly of funding, materials or information provided by BIOSITE, together with all patent and other intellectual property rights thereto (collectively, the

"LRE-Technology"). BIOSITE shall have the right to use, and subject to the provisions of Article 9 Confidentiality to disclose, the LRE Technology disclosed by LRE under this agreement solely for the purpose of performing its obligations under this agreement.

         (b) LRE and BIOSITE jointly shall own all Joint Technology. LRE shall have the right to use, and subject to the provisions of Article 9 Confidentiality, to disclose, the Joint Technology (i) during the term of this agreement and for a period of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after the expiration or termination of this agreement, only for purposes to which BiOSITE gives its prior express written consent, which shall not be unreasonably withheld, and (ii) thereafter, for any purpose whatsoever without the prior written consent of BIOSITE; provided, however, if this agreement is terminated (A) by BIOSITE under paragraph 10.3 or
(B) by LRE under paragraph 2.5(b)(ii). BIOSITE shall have the exclusive right to use, and subject to the provisions of Article 9 Confidentiality, to disclose, the Joint Technology for any purpose subject to the provisions of paragraph 4.3.(a). BIOSITE's right to use and disclose the Joint Technology after termination or expiration of this agreement for whatever purpose shall survive the termination or expiration of this agreement, except if LRE has terminated the agreement pursuant to paragraph 10.3 or BIOSITE has terminated the agreement during the development phase pursuant to paragraph 2.5(a).

         (c) BIOSITE shall be the sole owner of all inventions, discoveries, improvements, information, data and other technology, whether patentable or nor,
(i) owned by BIOSITE prior to beginning the feasibility study, (ii) licensed to BIOSITE prior to or during the term of this agreement, or (iii) conceived solely by employees or others on behalf of BIOSITE during the term of the feasibility study or the balance of the development program, together with all patent and other intellectual property rights thereto (collectively, the "BIOSITE Technology"). LRE shall have the right to use, and subject to the provisions of
Article 9 Confidentiality to disclose, the BIOSITE Technology disclosed by BIOSITE under this agreement solely for the purpose of performing its obligations under this agreement.

         (d) LRE at its sole expense shall have the right to control the preparation, filing, prosecution, maintenance and enforcement of all patent applications and patents regarding the LRE Technology. BIOSITE at its sole expense shall have the right to control the preparation, filing, prosecution, maintenance and enforcement of all patent applications and patents regarding BIOSITE Technology. Each party shall have the right to control the preparation, filing, prosecution, maintenance and enforcement of all patent applications and patents regarding Joint Technology, provided, however, if both parties wish to control the patent rights with respect to any of the Joint Technology, then LRE and BIOSITE shall meet and determine by mutual agreement which party shall have the right to control the patent right with respect to such Joint Technology. The party that controls the patent rights with respect to any Joint Technology shall bear the costs therefor, including the accruing costs for the remuneration of employees' inventions according to the Law on Employees' inventions (Gesetz uber Arbeitnehmererfindungen), unless the parties otherwise agree in writing.

         (e) If LRE directly or indirectly uses any Joint Technology for the benefit of any third party or transfers any Joint Technology to any third party, LRE shall pay to BIOSITE an amount equal to the cost paid to LRE by BIOSITE to develop such technology.

         4.3      Exclusivity.

         (a) During the term of this agreement, BIOSITE shall be obligated to purchase the Fl-Meter exclusively from LRE and not to commission any third party to produce the Fl-Meters, except (i) if LRE is not capable to produce sufficient quantity of Fl-Meters to satisfy BIOSITE's needs, or (ii) with respect to any specific immunoassay application which BIOSITE requests, if LRE is prohibited from producing Fl-Meters for BIOSITE for such immunoassay application. In particular, BIOSITE shall not change the Fl-Meter on its own authority, and shall not pass on to third parties any know-how relating to the individual development phases and to the finished product Fl-Meter except to the extent reasonably necessary to sell or use the Fl-Meter in the immunoassay field.

         (b) [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] Upon full payment of all development cost pursuant to Article 2 hereof, BIOSITE shall be entitled to purchase and sell the F1-Meter exclusively. Notwithstanding the foregoing, the exclusivity rights and obligations under this paragraph 4.3(b), [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] shall survive such expiration or termination for a period of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after such expiration or termination, except (1) if this agreement is terminated by LRE under paragraph 10.2(b) or 10.3, or (2) if this agreement is terminated by BIOSITE under paragraph 2.5(a), other than for grounds specified under paragraph 10.3.

         4.4      Technical Information.

         BIOSITE will have access to all technical documentation such as drawings, circuit diagrams, software listings, etc. produced under this agreement exclusively for the Fl-Meter. The corresponding documents shall be provided by LRE on the demand by BIOSITE after the receipt of payment for the actual development phase.

         4.5 [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

                                    ARTICLE V

                                Serial Production

         5.1 For the term hereof, BIOSITE shall purchase all Fl-Meters it requires exclusively from LRE, and LRE shall have the exclusive right and obligation to produce all Fl-Meters required by BIOSITE, except (i) if LRE is not capable to produce sufficient quantity of Fl-Meters to satisfy BIOSITE's needs, or (ii) with respect to any specific immunoassay application which BIOSITE requests, if LRE is prohibited from producing Fl-Meters for BIOSITE for such immunoassay application.

         5.2 Each Fl-Meter shall be manufactured in accordance with the Specifications. The Specifications may be modified from time to time only by written approval of both parties.

         5.3 In order to appropriately prepare for the necessary production volumes LRE needs firm orders for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the beginning of the first [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of production and an update each subsequent quarter (revolving forecast) for the following [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         The shipments will commence about [CONFIDENTIAL MATERIAL
REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after receipt of the corresponding orders.

         BIOSITE shall place its orders and forecasts, and shall purchase Fl-Meters, as follows:

         BIOSITE shall purchase a specified quantity of Fl-Meters specified in each order and forecast as follows: BIOSITE shall purchase in the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] all Fl-Meters firmly ordered for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] according to BIOSITE's binding order. BIOSITE shall purchase in the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] at least [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of the quantity ordered for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]. The remaining [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of the quantity firmly ordered for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] may be accepted by BIOSITE alteratively in the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] following the order and forecast. The forecast for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] following the order and forecast shall not be binding on BIOSITE. BIOSITE shall be obligated to reimburse LRE for the costs of materials purchased for that quantity of Fl-Meters forecast for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] and not purchased in the

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] following the order and forecast, which costs were incurred by LRE in good faith in advance and which cannot be canceled; provided, however, that BIOSITE shall be entitled to credit such reimbursed costs ratably against the purchase price of a like quantity of Fl-Meters purchased thereafter. BIOSITE shall have this right to credit for a period of at least one (1) year after BIOSITE has reimbursed LRE for such cost of materials. The forecast for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] following the order and forecast shall not be binding on BIOSITE and shall be used for orientation.

         Each firm purchase order shall provide delivery dates and delivery information requirements.

         5.4 If serial production is not possible for whatever reason--unless BIOSITE terminated this agreement under paragraph 10.2 (c) or 10.3--or if BIOSITE fails to order and purchase [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] F1-Meters during the first twelve (12) months of production, BIOSITE shall reimburse LRE for that portion of the cost for the specific tooling purchased by LRE for the Fl-Meter specific production equipment that was not reimbursed through the pricing structure for the first twelve (12) months of production.

         5.5 Delivery by LRE shall be made at least quarterly. LRE shall deliver a minimum quantity of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] F1-Meters in each delivery. LRE shall deliver a quantity in excess of the minimum quantity as soon as it is able to do so. After BIOSITE has informed LRE of the needed quantity and has placed the respective orders, LRE shall use its commercially reasonable efforts to meet BIOSITE's requested delivery dates, although the quantities to be delivered and the dates of delivery may vary in accordance with LRE's capacity. BIOSITE's order shall be delivered in the quarter following the order. Within a quarter LRE may deliver the whole quantity at once or may, alteratively, make up to six (6) partial deliveries the quantities of which to be determined by LRE, unless still provided otherwise by the contract parties.

         5.6 If BIOSITE discontinues its orders for a period of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], (a) in the event that the material necessary for BIOSITE's next order is already available at LRE or will be promptly available somewhere else, delivery by LRE shall commence not later than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after receipt of BIOSITE's next order, or (b) otherwise, delivery by LRE shall commence not later than [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after receipt of BIOSITE's next order.

         5.7 If a shipment of Fl-Meter or any portion thereof is damaged or defective, then BIOSITE shall have the right to reject such shipment or the portion thereof that fails to conform. BIOSITE in good faith shall consult with LRE, and if applicable the carrier, in making any determination that any shipment or portion is defective. BIOSITE shall give written notice to LRE of its rejection hereunder, specifying the grounds for such rejection. BIOSITE shall hold the defective shipment or portion for up to [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION], for return to LRE or disposition at LRE's option and at LRE's expense, if found to be not in conformance with the Specifications. LRE shall use its commercially reasonable efforts to cure such rejection or replace such spoiled, damaged or defective shipment of Fl-Meter within ninety (90) days after receipt of notice of rejection thereof. If no notice of rejection is given by BIOSITE within thirty
(30) days after receipt of any shipment of Fl-Meters, the shipment of the Fl-Meters shall be deemed to have been accepted.

         5.8 BIOSITE shall have the right to designate one or more third parties, including E. Merck, to purchase Fl-Meters under this agreement for sale and use on such terms and conditions as agreed by BIOSITE and E. Merck or such other third party. Each such third party shall have the right to purchase Fl-Meters directly from LRE, and shall be obligated to make forecasts, place orders and pay the transfer price therefor directly to LRE, on the terms and conditions of this agreement. BIOSITE shall give written notice to LRE of any third party so designated.

                                   ARTICLE VI

                             Supply Price and Volume

         6.1 Prices are fixed for the [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] of production and depend on the total quantity of Fl-Meters ordered during such period. The transfer prices are:

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         After the [CONFIDENTIAL MATERIAL REDACTED AND FILED
SEPARATELY WITH THE COMMISSION] of production, the transfer prices will be reduced as follows:

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         - [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         The transfer price for the Fl-Meters for each order shall be calculated based on the forecasted orders for Fl-Meters for such year. After the actual quantity of Fl-Meters ordered in any year are calculated after the end of such year, the transfer price for all Fl-Meters ordered during such year shall be adjusted, and the parties shall promptly settle any amounts underpaid or overpaid during such year in a manner mutually acceptable to both parties.

         6.2 Prices are free on board Munich airport or Frankfurt airport for Fl-Meters in adequate bulk packing for overseas shipments. If BIOSITE desires single packing which is fit for final sale, LRE will offer packing as specified by BIOSITE at additional cost.

         Prices do not include the German value added tax or any US taxes.

         6.3 For each delivery accepted pursuant to paragraph 5.7, BIOSITE shall make payment within 30 days from receipt of such delivery and the corresponding invoice.

                                   ARTICLE VII

                                 Quality Control

         LRE will perform regular in-process controls and a final test for each Fl-Meter shipped in accordance with the specifications, keeping complete records of the results of each test.The testing procedures and the permissible variations and tolerances will be agreed upon between LRE and BIOSITE and laid down in the final specifications.

         The test reports of each Fl-Meter delivered can be provided to BIOSITE if desired.

         LRE shall not make any changes to the final specification without BIOSITE's prior written approval.

                                  ARTICLE VIII

                                    Warranty

         The warranty period for each Fl-Meter produced under this agreement will be twenty-four (24) months from the date of shipment. It will cover defects in material, workmanship, design and performance as per specifications and intended use of the Fl-Meter. Warranty does not cover any battery-related defects.

         LRE will repair or replace any defective Fl-Meter during the warranty-period at its own expense. Upon request, BIOSITE shall return all defective Fl-Meters to LRE at LRE's expense.

                                   ARTICLE IX

                                 Confidentiality

         9.1 During the term of this agreement and for a period of [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after, each party will hold in strict confidence and not disclose to third parties, not use except for the purposes of this agreement, and restrict access to those persons (including consultants) carrying out activities under this agreement, any and all information disclosed by the other party under this agreement and treated as confidential by such party. Notwithstanding the foregoing, LRE and BIOSITE each shall have the right to disclose Joint Technology to any third party with whom it has or proposes to enter into a business relationship, provided that such third party has executed a written agreement with it to maintain in confidence and not use such confidential information except as otherwise authorized by this agreement.

         Excepted from this only shall be the information which

         (a)      is in public domain at the time of disclosure,

         (b) becomes otherwise part of public domain through no fault of the receiving party,

         (c) was in the possession of the receiving party at the time of disclosure by the other party as shown by the receiving party's written records, or thereafter becomes available from a third party who has the right to disclose it. Companies which LRE or BIOSITE control or are under common control with LRE or BIOSITE are not regarded as third parties. These companies and persons (including consultants) carrying out activities under this agreement may be given such information only if they have accepted the confidentiality terms of this agreement as binding them.

         9.2 For purposes of the Article 9, Joint Technology shall constitute confidential information with respect to both parties.

         9.3 The obligations of confidentiality and non-use contained in Article 9 shall not apply to the extent that the receiving party is required to disclose information by applicable law, regulation or court order.

         9.4 Neither party shall disclose any terms or conditions of this agreement to any third party without the prior consent of the other party. Notwithstanding the foregoing, the parties shall agree upon the substance of information that can be used to describe the terms of this transaction without the other party's prior consent.

                                    ARTICLE X

                                      Term

         10.1  During the Development Phase.

         This agreement may be terminated by either party during the development phase only as provided in paragraph 2.5.

         10.2  During Serial Production.

         (a) This agreement can be terminated by either party by giving [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] prior written notice, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         (b) LRE can terminate the agreement earlier [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION].

         (c) BIOSITE can terminate this agreement earlier ff LRE fails to supply BIOSITE with its firmly ordered quantities of Fl-Meters for [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION]

         10.3  At Any Time.

         Either party has the right to terminate this agreement at any time, without previous notice for cause, if

         (a) the other party commits a material breach of any of the covenants and terms herein contained and has not, [CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION] after having been required in writing to do so, remedied such breach; provided, however, that there shall not exist a material breach within the meaning of this paragraph 10.3(a) ff the parties mutually determine under paragraph 2.5(b)(ii) that the intended result of the development cannot be achieved or, for reasons beyond the reasonable control of LRE, can only be achieved at expenditure by LRE, significantly in excess of the costs described in paragraphs 2.1 to 2.4, for which BIOSITE is unwilling to reimburse LRE after notice thereof; or

         (b) a petition is filed by or against the other party under any bankruptcy or insolvency laws; provided that if the other party gives adequate assurance of contesting any such petitions and such petitions are dismissed within one hundred eighty (180) days of filing, such filing shall not constitute a cause of termination.

         10.4  Notice.

         Notice of termination shall be effective upon receipt.

         10.5  Effect.

         Expiration or termination of this agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination. The provisions of Articles 4.9 and 11 shall survive the expiration or earlier termination of this agreement.

         10.6  Force Majeure.

         Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this agreement for failure or delay in fulfilling or performing any term of this agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, act of God or acts, omissions or delays in acting by any governmental authority or the other party.

                                   ARTICLE XI

                          Indemnification and Insurance

         11.1 Regarding LRE's liability, the provisions of German law relating to damages and product liability shall apply.

         11.2 LRE shall maintain products liability insurance against claims regarding the manufacture of the Fl-meters by LRE in such amounts as it customarily maintains for its manufacture of similar products in Germany. LRE shall maintain such insurance during the term of this agreement and thereafter for so long as it maintains insurance for such covering such activities.

                                   ARTICLE XII

                                  Conciliation

         BIOSITE and LRE shall exercise their commercially reasonable efforts to settle between themselves in an amicable way any dispute, controversy or claim which may arise out of or relating to this agreement within thirty (30) days after one party receives notice from the other party of such dispute, controversy or claim.

                                  ARTICLE XIII

                                Final Provisions

         13.1 This agreement and the transactions contemplated thereby are governed exclusively by the substantive laws of the Federal Republic of Germany exclusive of the German international law and any supranational or international bodies of law. This shall not apply to the provisions regarding the confidential information of BIOSITE, pursuant to Article 9 Confidentiality, which shall be construed and interpreted in all respects in accordance with the laws of the State of California.

         13.2 Any dispute arising out of or in relation to this agreement including disputes regarding its validity shall be resolved by binding arbitration conducted under the International Chamber of Commerce Arbitration Rules. The procedural rules shall follow the German rules of Civil Procedure, unless the rules of the International Chamber of Commerce provide for different rules. Any such arbitrations shall be conducted in English language with such rules, and shall be held in Munchen, Germany. One judge shall be named by the party bringing the action, one judge shall be named by the party defending such action and the presiding judge shall be named by the two judges appointed. At least one of the judges shall have command of the German language. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

         13.3 This agreement and its Attachments embody the entire and standing agreement among the parties and supersede all previous written or oral agreements with respect to the development and sale of the Fl-Meter.

         13.4 Modifications of and amendments to this agreement as well as the suspension of its provisions shall become effective only when approved by both parties in writing.

         13.5 Subject to the choice of law provisions of paragraph 13.1, LRE and BIOSITE shall comply in all material respects with all applicable laws and regulations in the performance of their respective obligations under this agreement.

         13.6 Any consent, notice or report required or permitted to be given or made under this agreement by one of the parties to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, air mail, internationally-recognized delivery service or courier), air mail, internationally-recognized delivery service or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addresses shall have last furnished in writing to the addressor and (except as otherwise provided in this agreement) shall be effective upon receipt by the addresses.

         If to BIOSITE:                  BIOSITE Diagnostics Incorporated
                                         11030 Roselle Street
                                         San Diego, California 92121, U.S.A.
                                         Attention:  Kim D. Blickenstaff
                                                     President

         with a copy to:                 Pillsbury Madison & Sutro
                                         235 Montgomery Street, 15th Floor
                                         San Francisco, California 94104, U.S.A.
                                         Attention:  Thomas E. Sparks, Jr.

         If to LRE:                      LRE Relais + Elektronik GmbH
                                         Linprunstra(beta)e 16
                                         80335 Munchen
                                         Federal Republic of Germany
                                         Attention:  Reinhold Hartwich
                                                     President

         13.7 BIOSITE and LRE each acknowledge that the development and commercialization rights and information disclosure requirements of this agreement are subject to certain laws and regulations of the Federal Republic of Germany and the United States of America relating to the export of products and technical information. without limiting the application of paragraph 13.1, BIOSITE and LRE each shall comply with all applicable laws and regulations.

         13.8 It is expressly agreed that BIOSITE and LRE shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither BIOSITE nor LRE shall have the authority to make any statements, representation or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the party to do so.

         13.9 The English language version of this agreement shall govern and control any translations of this agreement into any other language.

         13.10 In the event of one or more provisions of this agreement becoming void, the remaining provisions contained herein shall remain in full force and effect. The parties agree to have provisions having become void shall be deemed as severable and be replaced by valid provisions which maintain the intentions of the invalid provisions as far as possible.


Munchen/Nordlingen,                          San Diego,
September 23, 1994                           September 23, 1994
LRE Relais + Elektronik GmbH                 BIOSITE Diagnostics
                                             Incorporated
 /s/ Reinhold Hartwich                       /s/ Kim D. Blickenstaff
----------------------------                 -------------------------
Reinhold Hartwich                            Kim D. Blickenstaff
President                                    President

                                   EXHIBIT A


[34 PAGES OF ENGINEERING SPECIFICATIONS AND OTHER CONFIDENTIAL MATERIALS REDACTED AND FILED SEPARATELY WITH THE COMMISSION]